UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 26, 2013 (December 19, 2013)

GREEKTOWN SUPERHOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53921	27-2216916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 East Lafayette, Detroit, Michigan 48226

(Address of Principal Executive Offices) (Zip Code)

(313) 223-2999

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On December 19, 2013 and December 20, 2013, Greektown Superholdings, Inc. (the “Company”) consummated the series of transactions described in this Current Report on Form 8-K, each such transaction having been approved by the Michigan Gaming Control Board during its meeting on December 11, 2013 and by the Board of Directors of the Company during its meeting on December 16, 2013.

ITEM 1.01 Entry into a Material Definitive Agreement.

The Introductory Note and the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

ITEM 3.03 Material Modification to Rights of Security Holders.

The Introductory Note and the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Introductory Note and the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

ITEM 8.01 Other Events.

The Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Reverse Stock Split

On December 19, 2013, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware, to effect a 1-for-104,501 reverse stock split of the Company’s Series A-1 Common Stock (the “Reverse Stock Split”). The Certificate of Amendment became effective at 5:00 p.m. EDT on December 19, 2013.

The Michigan Gaming Control Board approved the Reverse Stock Split and Certificate of Amendment during its meeting on December 11, 2013. As described in the Company’s definitive information statement filed with the Securities and Exchange Commission on November 27, 2013 (the “Information Statement”), the Company’s Board of Directors approved the Certificate of Amendment on December 16, 2013, and the Company’s majority stockholder, acting by written consent, approved the Certificate of Amendment.

As a result of the Reverse Stock Split, every 104,501 shares of the Company’s pre-Reverse Stock Split Series A-1 Common Stock will be combined and reclassified into one share of the Company’s Series A-1 Common Stock.

No fractional shares will be issued in connection with the Reverse Stock Split. In accordance with the Certificate of Amendment, stockholders who would have otherwise been due a fractional share will receive $90 per share of Series A-1 Common Stock held prior to the Reverse Stock Split. As described in the Company’s definitive information statement filed with the Securities and Exchange Commission on November 27, 2013, as a result of the Reverse Stock Split, Athens Acquisition LLC (“Athens”) became the sole stockholder of the Company.

The Company mailed a notice of appraisal rights to pre-Reverse Stock Split holders of its Series A-1 Common Stock on December 20, 2013 pursuant to Section 262 of the Delaware General Corporation Law. A copy of such notice of appraisal rights is being filed as Exhibit 20.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Certificate of Amendment to the Certificate of Incorporation of the Company is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Stockholders’ Agreement

On December 20, 2013, the Company and Athens, as the majority stockholder, entered into an amendment to the stockholders agreement of the Company. The amendment revises certain terms of the stockholders agreement to acknowledge that a reverse stock split would be effected rather than a Short-Form Merger or other Liquidity Event (as such terms are defined in the stockholders’ agreement).

A copy of the amendment to stockholders agreement of the Company described above is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Mergers and Other Transactions

On December 20, 2013, the Company’s wholly-owned subsidiary, Greektown Newco Sub, Inc. (“Newco Sub”), merged with and into the Company, with the Company surviving the merger, pursuant to an Agreement and Plan of Merger between Newco Sub and the Company (the “Newco Sub Merger”). Immediately after the Newco Sub Merger became effective, on December 20, 2013, the Company merged with and into Greektown Holdings, L.L.C. (“Holdings”), with Holdings surviving the merger, pursuant to an Agreement and Plan of Merger between the Company and Holdings (the “Holdings Merger”). The Holdings Merger will result in a taxable liquidation of the Company.

Athens became the sole member of Holdings as a result of the Holdings Merger. Immediately after the Holdings Merger became effective, Athens contributed the membership interests of Holdings to Greektown Mothership LLC (“Mothership LLC”), another wholly-owned subsidiary of Athens, pursuant to a Contribution Agreement between Athens and Mothership LLC.

A copy of each merger agreement and the contribution agreement described above are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Supplements to Indenture

On June 30, 2010, the Company entered into an Indenture (the “Indenture”) with Wilmington Trust, National Association, as successor by merger to Wilmington Trust FSB as trustee (the “Trustee”), which governs the Company’s Series [A/B] 13% Senior Secured Notes due 2015. On December 20, 2013, the Company, Holdings, the Trustee and the other parties thereto entered into Supplemental Indenture No. 1, pursuant to which Greektown Mothership Corporation (the “Co-Issuer”), a wholly-owned subsidiary of Athens, became a co-issuer under the Indenture. Also on December 20, 2013, Holdings, the Co-Issuer, the Trustee and the other parties thereto entered into Supplemental Indenture No. 2, pursuant to which Holdings, as successor by merger to the Company, assumed all obligations of the Company as an issuer under the Indenture.

Copies of the supplemental indentures described above are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K.

Amendment to Comerica Credit Agreement

On November 6, 2013, the Company executed a sixth amendment to the credit agreement with Comerica Bank, as described in the Company’s Form 10-Q filed for the fiscal quarter ending September 30, 2013 (the “Sixth Amendment”). The Sixth Amendment requires the Company to deliver the following documents to Comerica in connection with the Newco Sub Merger and the Holdings Merger: (a) file-stamped copies of merger certificates evidencing the Newco Sub Merger and the Holdings Merger, (b) an assumption agreement (the “Assumption Agreement”) between Holdings and Comerica, pursuant to which Holdings assumes all obligations of the Company under the Comerica credit agreement, (c) a Master Revolving Note made by Holdings in favor of Comerica in the principal amount of $42,750,000 (the “New Note”), which replaces the note the Company had previously issued to Comerica in connection with the Comerica credit agreement, and (d) a guaranty by the direct and indirect subsidiaries of Holdings (the “Subsidiary Guaranty”), pursuant to which such subsidiaries guaranty the debt of Holdings under the Comerica credit agreement. Holdings executed the Assumption Agreement and the New Note, and Holdings’ subsidiaries executed the Subsidiary Guaranty, on December 20, 2013. The Sixth Amendment is now fully effective.

Copies of the Sixth Amendment, Assumption Agreement, New Note and Subsidiary Guaranty described above are filed as Exhibits 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Greektown Superholdings, Inc.
3.2	First Amendment to Stockholders Agreement, dated December 19, 2013, between Greektown Superholdings, Inc. and Athens Acquisition LLC.
4.1

Supplemental Indenture No. 1, dated December 20, 2013, among Greektown Superholdings, Inc., Greektown Holdings, L.L.C., Greektown Mothership Corporation, the Guarantors party thereto and Wilmington Trust, National Association, as successor by merger to Wilmington Trust FSB as trustee.

4.2

Supplemental Indenture No. 2, dated December 20, 2013, among Greektown Holdings, L.L.C., Greektown Mothership Corporation, the Guarantors party thereto and Wilmington Trust, National Association, as successor by merger to Wilmington Trust FSB as trustee.

10.1	Agreement and Plan of Merger, dated December 20, 2013, between Greektown Superholdings, Inc. and Greektown Newco Sub, Inc.
10.2	Agreement and Plan of Merger, dated December 20, 2013, between Greektown Superholdings, Inc. and Greektown Holdings, L.L.C.
10.3	Contribution Agreement, dated December 20, 2013, between Greektown Mothership LLC and Athens Acquisition LLC.
10.4	Sixth Amendment to Credit Agreement, dated November 6, 2013, between Greektown Superholdings, Inc. and Comerica Bank.
10.5	Assumption Agreement, dated December 20, 2013, between Greektown Holdings, L.L.C. and Comerica Bank.
10.6	Master Revolving Note, dated December 20, 2013, made by Greektown Holdings, L.L.C. in favor of Comerica Bank.
10.7	Guaranty, dated December 20, 2013, made by Greektown Casino, L.L.C., Realty Equity Company, Inc. and Contract Builders Corporation in favor of Comerica Bank.
20.1	Notice of Appraisal Rights dated December 20, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 26, 2013

GREEKTOWN SUPERHOLDINGS, INC.

By:	/s/ Glen Tomaszewski
Name:	Glen Tomaszewski
Title:	Senior Vice President, Chief Financial Officer and Treasurer